Financial Results for the Quarter Ended October 31, 2012 1 Exhibit 99.2

FORWARD-LOOKING STATEMENTS

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

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THE WAY TO PAY

N O N - G A A P F I N AN C I A L M E AS U R E S With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP. 3

N O N - G A A P P R O F I T & L O S S O V E R V I E W * 4 * A reconciliation of our GAAP to Non-GAAP profit & loss can be found on slides 21 and 22 ($ in thousands, except EPS) Q411 Q312 Q412 % SEQ Inc(Dec) Revenue 415,640 493,219 488,557 -0.9% 17.5% Gross Margin 165,912 224,001 216,062 -3.5% 30.2% % of Revenue 39.9% 45.4% 44.2% Operating Expense 91,749 111,718 105,126 -5.9% 14.6% % of Revenue 22.1% 22.7% 21.5% Operating Income 74,163 112,283 110,936 -1.2% 49.6% % of Revenue 17.8% 22.8% 22.7% Net Interest and Other (2,972) (15,523) (13,858) -10.7% 366.3% Income before Income Taxes 71,191 96,760 97,078 0.3% 36.4% Taxes 14,238 13,546 13,592 0.3% -4.5% Consolidated Net Income Attributable to VF Stockholders 56,953 83,214 83,486 0.3% 46.6% % of Revenue 13.7% 16.9% 17.1% EPS 0.53 0.75 0.76 1.3% 43.4% Q412 % YoY Inc(Dec)

N O N - G A A P R E V E N U E P R O F I L E * 5 * A reconciliation of GAAP to Non-GAAP revenue can be found on slide 23 ** A bridge of Organic Non-GAAP revenue and Constant Currency Non-GAAP revenue can be found on slides 26 and 27 ($ in thousands) Q411 Q312 Q412 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 115,761 138,433 145,318 5.0% 25.5% 22.1% 22.2% International: EMEA 149,977 203,413 203,980 0.3% 36.0% 0.4% 5.6% LAC 104,965 94,378 79,971 -15.3% -23.8% -23.8% -17.0% ASPAC 44,937 56,995 59,288 4.0% 31.9% 31.9% 34.7% International 299,879 354,786 343,239 -3.3% 14.5% -3.4% 2.0% Total 415,640 493,219 488,557 -0.9% 17.5% 3.8% 7.7% Q412 Q412 **

V E R I F O N E G L O B A L B AY C U S T O M E R L I S T 6

N O N - G A A P R E V E N U E P R O F I L E * 7 * A reconciliation of GAAP to Non-GAAP revenue can be found on slide 23 ** A bridge of Organic Non-GAAP revenue and Constant Currency Non-GAAP revenue can be found on slides 26 and 27 ($ in thousands) Q411 Q312 Q412 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 115,761 138,433 145,318 5.0% 25.5% 22.1% 22.2% International: EMEA 149,977 203,413 203,980 0.3% 36.0% 0.4% 5.6% LAC 104,965 94,378 79,971 -15.3% -23.8% -23.8% -17.0% ASPAC 44,937 56,995 59,288 4.0% 31.9% 31.9% 34.7% International 299,879 354,786 343,239 -3.3% 14.5% -3.4% 2.0% Total 415,640 493,219 488,557 -0.9% 17.5% 3.8% 7.7% Q412 Q412 **

P O I N T R E V E N U E $58 million dollars in Q4 The installed base of “Payment-as-a-service” solutions has grown 24% compared to a year ago and 15% since the acquisition closed. 8

F Y 1 3 I N V E S T M E N T F O C U S Global Bay expansion to new geographies Point PaaS Model expansion to new geographies Lift Retail rollout Taxi expansion to new geographies 9

FINANCIAL RESULTS AND GUIDANCE 10

ORGANIC NON-GAAP NET REVENUE

ORGANIC GROWTH

($ in millions) VeriFone Organic	FY11 Un-Adjusted Q111	Q211	Q311	Q411	FY11	FY12 Un-Adjusted Q112	Q212	Q312	Q412	FY12	Organic Growth Year-over-Year At Reported Exchange Rates Q1	Q2	Q3	Q4	FY12
International:															
EMEA	75.9	87.3	90.2	143.0	396.5	91.1	96.2	105.1	143.6	435.9	20.0%	10.1%	16.4%	0.4%	9.9%
LAC	50.1	56.2	65.0	105.0	276.3	82.5	82.2	84.5	80.0	329.1	64.6%	46.1%	30.0%	-23.8%	19.1%
ASPAC	26.6	22.2	33.2	44.9	126.9	27.3	29.4	37.5	59.3	153.5	2.5%	32.3%	13.2%	31.9%	20.9%
International	152.7	165.8	188.3	292.9	799.8	200.9	207.7	227.0	282.9	918.5	31.6%	25.3%	20.5%	-3.4%	14.9%
North America	$ 128.5	$ 120.6	$ 121.8	$ 115.8	$ 486.7	$ 113.5	$ 120.5	$ 132.4	$ 141.4	$ 507.8	-11.6%	-0.1%	8.7%	22.1%	4.3%
Total Organic	$ 281.2	$ 286.4	$ 310.2	$ 408.7	$ 1,286.5	$ 314.5	$ 328.2	$ 359.5	$ 424.2	$ 1,426.3	11.8%	14.6%	15.9%	3.8%	10.9%

Acquisition	Q111	Q211	Q311	Q411	FY11		Q112	Q212	Q312	Q412	FY12
Hypercom (acquired 8/4/2011)	-	-	-	-	-		$ 73.5	$ 81.0	68.5	-	$ 223.0
Point (acquired 12/30/2011)	2.8	6.4	5.5	6.9	21.6	[a]	17.9	57.5	55.9	58.2	189.5
Others	-	-	1.4	-	1.4	[b]	19.4	12.7	9.3	6.1	47.5
Total Acquisitions	$ 2.8	$ 6.4	$ 7.0	$ 6.9	$ 23.1		$ 110.7	$ 151.2	$ 133.7	$ 64.3	$ 460.0

Total VeriFone	Q111	Q211	Q311	Q411	FY11	Q112	Q212	Q312	Q412	FY12
Total Non-GAAP Revenues	283.9	292.8	317.2	415.6	1,309.5	425.2	479.4	493.2	488.6	1,886.3
Deferred Revenue Adj.	(0.2)	(0.3)	(0.2)	(4.9)	(5.6)	(5.7)	(7.3)	(4.2)	(3.2)	(20.4)
GAAP Net Revenues	$ 283.8	$ 292.4	$ 317.0	$ 410.7	$ 1,303.9	$ 419.5	$ 472.0	$ 489.0	$ 485.4	$ 1,866.0

[a] Sales by VeriFone to Point in periods twelve months prior to the acquisition are not included in Organic revenues. Point was a customer of VeriFone prior to the acquisition. This presentation provides consistency and comparability between periods because such sales post acquisition from VeriFone to Point would have been considered intercompany sales and thus would not have been included in consolidated results.

[b] Reflects post-acquisition amounts for acquisitions made during the quarter.

ORGANIC CONSTANT CURRENCY GROWTH

($ in millions)	FY11 Un-Adjusted Q111	Q211	Q311	Q411	FY11	FY12 Constant Currency [a] Q112	Q212	Q312	Q412	FY12	Organic Growth Year-over-Year At Constant Exchange Rates Q1	Q2	Q3	Q4	FY12
International:															
EMEA	75.9	87.3	90.2	143.0	396.5	93.2	99.4	111.9	151.0	455.6	22.8%	13.9%	24.1%	5.6%	14.9%
LAC	50.1	56.2	65.0	105.0	276.3	85.0	83.7	90.9	87.1	346.7	69.6%	49.0%	39.9%	-17.0%	25.5%
ASPAC	26.6	22.2	33.2	44.9	126.9	27.9	29.8	38.4	60.5	156.7	4.9%	33.9%	15.9%	34.7%	23.4%
International	152.7	165.8	188.3	292.9	799.8	206.2	212.9	241.3	298.7	959.1	35.0%	28.5%	28.1%	2.0%	19.9%
North America	$ 128.5	$ 120.6	$ 121.8	$ 115.8	$ 486.7	$ 113.5	$ 120.5	$ 132.6	$ 141.4	$ 508.1	-11.6%	-0.1%	8.9%	22.2%	4.4%
Total Organic	$ 281.2	$ 286.4	$ 310.2	$ 408.7	$ 1,286.5	$ 319.7	$ 333.4	$ 373.9	440.1	$ 1,467.1	13.7%	16.4%	20.5%	7.7%	14.0%

[a] FY12 non-USD net revenues are adjusted to the average rates from the corresponding quarter in prior year, for year-over-year comparison.

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N O N - G A A P G R O S S M AR G I N * 12 * A reconciliation of our GAAP to Non-GAAP gross margin can be found on slide 24 Q411 Q312 Q412 System Solutions 39.9% 44.5% 42.4% Services 40.0% 47.6% 48.2% Total 39.9% 45.4% 44.2% % of Revenue

N O N - G A A P O P E R AT I N G E X P E N S E S * 13 * A reconciliation of our GAAP to Non-GAAP operating expenses can be found on slide 25 Q411 Q312 Q412 Research and Development 7.8% 7.3% 7.3% Sales and Marketing 8.6% 8.2% 8.5% General and Administrative 5.6% 7.2% 5.7% Total 22.1% 22.7% 21.5% % of Revenue

B AL A N C E S H E E T 14 ($ in thousands, except Days) $ $ $ Key Balance Sheet Items: Cash 594,562 409,807 454,072 Accounts Receivables, Net 294,440 68 371,170 71 366,887 70 Accounts Receivables Reserves (5,658) (6,585) (8,491) Inventories, net 144,316 53 164,873 55 178,274 57 Inventories Reserves (51,225) (53,000) (49,795) Revenue Generating Assets, Net 18,130 65,316 75,226 Accounts Payable 144,278 52 183,601 61 193,062 64 Deferred Revenue, Net 100,291 131,159 128,607 Note: Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns. Days in Inventory is calculated as Average Net Inventory divided by Total Non-GAAP Cost of Goods Sold. Days in Accounts Payable is calculated as Accounts Payable divided by Total Non-GAAP Cost of Goods Sold. Q312 Q412 Days Days Days Q411

C AS H F L O W 15 ($ in thousands) $ $ $ Cash Flow from Operations before Changes in Operating Assets & Liabilities 16,648 95,075 71,817 Changes in Operating Assets and Liabilities 36,271 (12,633) 783 Cash Flow from Operations 52,919 82,442 72,600 Less: - Cash Expenditures for Revenue Generating Assets - (7,830) (9,553) - Purchases of Property, Plant, Equipment, and Capitalized Software Development (5,523) (9,739) (9,073) Free Cash Flow 47,396 64,873 53,974 Q411 Q412 Q312

G U I D AN C E • For the first quarter ending January 31, 2013, VeriFone expects to report non-GAAP net revenues in the range of $490 million to $500 million. Non-GAAP net income per diluted share is projected to be in the range of $0.70 to $0.73. • For the full year of fiscal 2013, VeriFone expects to report non-GAAP net revenues in the range of $2.05 billion to $2.10 billion. Non-GAAP net income per diluted share is projected to be in the range of $3.25 to $3.30. 16

CASH FLOW OUTLOOK FOR NEXT YEAR

	FY13 Outlook	Comment
Non-GAAP EPS	$3.25 – $3.30	Range of guidance
Non-GAAP Net Income	362 – 368 million	Approximately 111.5 million shares
+ Depreciation & Amortization	58 – 62 million	Amount deducted from Non-GAAP inc. (excludes amort. of intangibles)
- Acquisition Integration, & Other Costs	(5) – (15) million	Assumes no material new acquisition
- Working Capital Use	(20) – (35) million	Working Cap. should grow with Revenue, but fluctuates quarterly
= Cash flow from Operations *	375 – 395 million	
- Capital Expenditures	(80) – (100) million	Range of guidance **
= Free Cash Flow	$285 – $315 million	

* Cash flow from Operations is net cash provided by operating activities as presented under GAAP.
** Capital Expenditures is comprised of approximately $30M for Maintenance PP&E and approximately $50M - $70M for Revenue Generating Assets in the Payment-as-a-Service (Point), Taxi, and Gas pump businesses. The recurring and high-margin revenue generated from these investments are expected to provide ROIs in excess of 20%.

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E M P O W E R I N G T H E M O B I L E R E V O L U T I O N I N R E TA I L 18

Q & A SESSION 19

APPENDIX 20

RECONCILIATION OF GAAP TO NON-GAAP PROFIT & LOSS (PAGE1)

($ in thousands, except Share Count and EPS)	Q411	Q312	Q412
GAAP Net Revenue	410,704	489,050	485,379
Net Revenue Adjustments	4,936	4,169	3,287
Divestiture Related Revenues	0	0	(109)
Non-GAAP Net Revenue	415,640	493,219	488,557
GAAP Cost of Net Revenues	284,642	281,543	285,842
Stock-based Compensation	(501)	(560)	(601)
Acquisition, Divestiture and Restructure Related Adjustments	(25,967)	(1,183)	(1,956)
Amortization of Purchased Intangible Assets	(8,446)	(10,582)	(10,685)
Costs of Efficiency Initiatives	0	0	(105)
Non-GAAP Cost of Net Revenues	249,728	269,218	272,495
GAAP Gross Margin	126,062	207,507	199,537
Gross Margin on Net Revenues Adjustments	4,936	4,169	3,287
Stock-based Compensation	501	560	601
Acquisition, Divestiture and Restructure Related Adjustments	25,967	1,183	1,847
Amortization of Purchased Intangible Assets	8,446	10,582	10,685
Costs of Efficiency Initiatives	0	0	105
Non-GAAP Gross Margin	165,912	224,001	216,062
GAAP Operating Expense	133,650	151,430	148,073
Stock-based Compensation	(8,535)	(11,885)	(9,781)
Acquisition Related and Restructuring Costs	(24,495)	(4,650)	(6,867)
Amortization of Purchased Intangible Assets	(8,871)	(23,177)	(23,246)
Patent Litigation Loss Contingency Expense		0	0
Other Charges	0	0	0
Non-operating Gains (Losses)	0	0	(1,606)
Costs of Efficiency Initiatives	0	0	(1,447)
Non-GAAP Operating Expense	91,749	111,718	105,126
Non-GAAP Operating Income	74,163	112,283	110,936

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R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P P R O F I T & L O S S ( P A G E 2 ) 22 ($ in thousands, except Share Count and EPS) Q411 Q312 Q412 Non-GAAP Operating Income (from page 1) 74,163 112,283 110,936 GAAP Net Interest and Other 1,371 (15,985) (9,458) Acquisition Related Costs and Interest Charges (8,306) (1,934) (8,643) Non-Cash Interest Expense 4,034 2,087 3,151 Non-Operating Gains 0 393 1,996 Non-Controlling Interest (71) (84) (904) Non-GAAP Net Interest and Other (2,972) (15,523) (13,858) Non-GAAP Pre-tax Profit 71,191 96,760 97,078 GAAP Provision for (Benefit from) Income Taxes (205,114) 2,313 14,117 Income Tax Effect of Non-GAAP Exclusions 219,352 11,233 (525) Non-GAAP Provision for Income Taxes 14,238 13,546 13,592 Non-GAAP Consolidated Net Income Attributable to VF Stockholders 56,953 83,214 83,486 104,497 107,568 107,718 108,339 110,384 110,342 Additional Shares dilutive for non-GAAP net income - - - Non-GAAP Diluted Shares 108,339 110,384 110,342 Non-GAAP Diluted EPS 0.53 0.75 0.76 GAAP Basic Shares Weighted average shares used in computing net income (loss) earnings per share: GAAP Diluted Shares

R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P R E V E N U E 23 ($ in thousands) Q411 Q312 Q412 GAAP Net Revenue: North America 115,655 138,162 145,259 Net Revenue Adjustments 106 271 168 Divestiture Related Revenues 0 0 (109) Non-GAAP Net Revenue: North America 115,761 138,433 145,318 GAAP Net Revenue: EMEA 148,613 199,992 201,347 Net Revenue Adjustments 1,364 3,421 2,633 Non-GAAP Net Revenue: EMEA 149,977 203,413 203,980 GAAP Net Revenue: LAC 104,621 94,378 79,971 Net Revenue Adjustments 344 0 0 Non-GAAP Net Revenue: LAC 104,965 94,378 79,971 GAAP Net Revenue: ASPAC 41,815 56,518 58,802 Net Revenue Adjustments 3,122 477 486 Non-GAAP Net Revenue: ASPAC 44,937 56,995 59,288 GAAP Net Revenue 410,704 489,050 485,379 Net Revenue Adjustments 4,936 4,169 3,287 Divestiture Related Revenues 0 0 (109) Non-GAAP Net Revenue 415,640 493,219 488,557

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN

($ in thousands, except Gross Margin Percentage)	Q411	Q312	Q412
GAAP Gross Margin - System Solutions	92,057	144,017	131,307
Gross Margin on Net Revenues Adjustments	2,780	729	514
Stock-based Compensation	457	442	325
Acquisition, Divestiture and Restructure Related Adjustments	25,086	1,403	734
Amortization of Purchased Intangible Assets	8,112	9,630	9,815
Efficiency Initiatives	0	0	10
Non-GAAP Gross Margin - System Solutions	128,492	156,221	142,705
Non-GAAP Gross Margin % - System Solutions	39.9%	44.5%	42.4%
GAAP Gross Margin - Services	34,005	63,490	68,230
Gross Margin on Net Revenues Adjustments	2,156	3,440	2,773
Stock-based Compensation	44	118	276
Acquisition, Divestiture and Restructure Related Adjustments	881	(220)	1,113
Amortization of Purchased Intangible Assets	334	952	870
Efficiency Initiatives	0	0	95
Non-GAAP Gross Margin - Services	37,420	67,780	73,357
Non-GAAP Gross Margin % - Services	40.0%	47.6%	48.2%
GAAP Gross Margin	126,062	207,507	199,537
Gross Margin on Net Revenues Adjustments	4,936	4,169	3,287
Stock-based Compensation	501	560	601
Acquisition, Divestiture and Restructure Related Adjustments	25,967	1,183	1,847
Amortization of Purchased Intangible Assets	8,446	10,582	10,685
Efficiency Initiatives	0	0	105
Total Non-GAAP Gross Margin	165,912	224,001	216,062
Total Non-GAAP Gross Margin %	39.9%	45.4%	44.2%

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RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

($ in thousands, except Percentage)	Q411	Q312	Q412
GAAP R&D	34,654	38,657	40,416
Stock-based Compensation	(1,199)	(1,497)	(2,189)
Acquisition, Divestiture and Restructure Related Costs	(959)	(1,099)	(2,018)
Costs of Efficiency Initiatives	0	0	(701)
Non-GAAP R&D	32,496	36,061	35,508
Non-GAAP R&D as % of Revenue	7.8%	7.3%	7.3%
GAAP S&M	46,052	46,182	47,385
Stock-based Compensation	(3,090)	(5,177)	(1,937)
Acquisition, Divestiture and Restructure Related Costs	(7,079)	(707)	(1,457)
Non-operating Gains (Losses)	0	0	(1,606)
Costs of Efficiency Initiatives	0	0	(639)
Non-GAAP S&M	35,883	40,298	41,746
Non-GAAP S&M as % of Revenue	8.6%	8.2%	8.5%
GAAP G&A	44,073	43,414	37,026
Stock-based Compensation	(4,246)	(5,211)	(5,655)
Acquisition, Divestiture and Restructure Related Costs	(16,457)	(2,844)	(3,392)
Costs of Efficiency Initiatives	0	0	(107)
Non-GAAP G&A	23,370	35,359	27,872
Non-GAAP G&A as % of Revenue	5.6%	7.2%	5.7%
GAAP Amortization of Purchased Intangible Assets	8,871	23,177	23,246
Amortization of Purchased Intangible Assets	(8,871)	(23,177)	(23,246)
Non-GAAP Amortization of Purchased Intangible Assets	0	0	0
Non-GAAP Amortization of Purchased Intangible Assets	0.0%	0.0%	0.0%
Total GAAP Operating Expenses	133,650	151,430	148,073
Total Non-GAAP Operating Expenses	91,749	111,718	105,126
Total Non-GAAP Operating Expenses as % of Revenue	22.1%	22.7%	21.5%

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RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES (PAGE 1)

	FY11					FY12				
($ in thousands)	Q111	Q211	Q311	Q411	FY11	Q112	Q212	Q312	Q412	FY12
GAAP net revenues:										
International:										
EMEA	78,707	93,263	97,032	148,613	417,615	154,907	198,941	199,992	201,347	755,187
LAC	50,131	56,217	64,961	104,621	275,930	100,289	96,205	94,378	79,971	370,843
ASPAC	26,623	22,232	33,151	41,815	123,821	44,698	47,965	56,518	58,802	207,983
International	155,461	171,712	195,144	295,049	817,366	299,894	343,111	350,888	340,120	1,334,013
North America	128,304	120,734	121,807	115,655	486,500	119,630	128,907	138,162	145,259	531,958
Total	283,765	292,446	316,951	410,704	1,303,866	419,524	472,018	489,050	485,379	1,865,971
Plus: Non-GAAP net revenue adjustments										
International:										
EMEA		434	174	1,364	1,972	4,096	6,132	3,421	2,633	16,282
LAC		-		344	344	-	-	-	-	-
ASPAC		2	1	3,122	3,125	1,245	916	477	486	3,124
International	-	436	175	4,830	5,441	5,341	7,048	3,898	3,119	19,406
North America	175	(106)	29	106	203	335	298	271	59	963
Total	175	330	204	4,936	5,644	5,676	7,346	4,169	3,178	20,369
Non-GAAP net revenues:										
International:										
EMEA	78,707	93,697	97,206	149,977	419,587	159,003	205,073	203,413	203,980	771,469
LAC	50,131	56,217	64,961	104,965	276,274	100,289	96,205	94,378	79,971	370,843
ASPAC	26,623	22,234	33,152	44,937	126,946	45,943	48,881	56,995	59,288	211,107
International	155,461	172,148	195,319	299,879	822,807	305,235	350,159	354,786	343,239	1,353,419
North America	128,479	120,628	121,836	115,761	486,703	119,965	129,205	138,433	145,318	532,921
Total	283,940	292,776	317,155	415,640	1,309,510	425,200	479,364	493,219	488,557	1,886,340

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RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES (PAGE 2)

	FY11					FY12				
	Q111	Q211	Q311	Q411	FY11	Q112	Q212	Q312	Q412	FY12
($ in thousands)										
Less: net revenues from businesses acquired in the past 12 month										
International:										
EMEA	(2,769)	(6,372)	(6,974)	(6,942)	(23,057)	(67,867)	(108,913)	(98,360)	(60,381)	(335,521)
LAC	-	-	-	-		(17,789)	(14,049)	(9,923)	-	(41,761)
ASPAC	-	-	-	-		(18,644)	(19,469)	(19,476)	-	(57,589)
International	(2,769)	(6,372)	(6,974)	(6,942)	(23,057)	(104,300)	(142,431)	(127,759)	(60,381)	(434,871)
North America	-	-	-	-	-	(6,439)	(8,752)	(5,987)	(3,959)	(25,137)
Total	(2,769)	(6,372)	(6,974)	(6,942)	(23,057)	(110,739)	(151,183)	(133,746)	(64,340)	(460,008)
Organic non-GAAP Net Revenues:										
International:										
EMEA	75,938	87,325	90,232	143,035	396,530	91,136	96,160	105,053	143,599	435,948
LAC	50,131	56,217	64,961	104,965	276,274	82,500	82,156	84,455	79,971	329,082
ASPAC	26,623	22,234	33,152	44,937	126,946	27,299	29,412	37,519	59,288	153,518
International	152,692	165,776	188,345	292,937	799,750	200,935	207,728	227,027	282,858	918,548
North America	128,479	120,628	121,836	115,761	486,703	113,526	120,453	132,446	141,359	507,784
Total	281,171	286,404	310,181	408,698	1,286,453	314,461	328,181	359,473	424,217	1,426,332
Plus: constant currency adjustment										
International:										
EMEA	-	-	-	-	-	2,096	3,271	6,893	7,425	19,685
LAC	-	-	-	-	-	2,526	1,588	6,433	7,119	17,666
ASPAC	-	-	-	-	-	634	361	906	1,254	3,155
International	-	-	-	-	-	5,256	5,220	14,232	15,798	40,506
North America	-	-	-	-	-	11	18	195	74	298
Total	-	-	-	-	-	5,267	5,238	14,427	15,872	40,804
Organic non-GAAP net revenues at constant currency:										
International:										
EMEA	75,938	87,325	90,232	143,035	396,530	93,232	99,431	111,946	151,024	455,633
LAC	50,131	56,217	64,961	104,965	276,274	85,026	83,744	90,888	87,090	346,748
ASPAC	26,623	22,234	33,152	44,937	126,946	27,933	29,773	38,425	60,542	156,673
International	152,692	165,776	188,345	292,937	799,750	206,191	212,948	241,259	298,656	959,054
North America	128,479	120,628	121,836	115,761	486,703	113,537	120,471	132,641	141,433	508,082
Total	281,171	286,404	310,181	408,698	1,286,453	319,728	333,419	373,900	440,089	1,467,136

27
VeriFone THE WAY TO PAY™

Financial Results for the Quarter Ended October 31, 2012 28